CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906.
EXHIBIT 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of Jafra Worldwide Holdings (Lux) S.àR.L. (the “Company”) on Form 10-K for the year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stacy L. Wolf, Vice President and Corporate Controller of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006	By:	/s/ Stacy Wolf
Stacy Wolf
Vice President and Corporate Controller (Principal Financial Officer)